UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 15, 2025

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas		75202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (Par Value $1.00 Per Share)	T	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 5.000% Perpetual Preferred Stock, Series A	T PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 4.750% Perpetual Preferred Stock, Series C	T PRC	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due March 6, 2025	T 25A	New York Stock Exchange
AT&T Inc. 3.550% Global Notes due November 18, 2025	T 25B	New York Stock Exchange
AT&T Inc. 3.500% Global Notes due December 17, 2025	T 25	New York Stock Exchange
AT&T Inc. 0.250% Global Notes due March 4, 2026	T 26E	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 5, 2026	T 26D	New York Stock Exchange
AT&T Inc. 2.900% Global Notes due December 4, 2026	T 26A	New York Stock Exchange
AT&T Inc. 1.600% Global Notes due May 19, 2028	T 28C	New York Stock Exchange
AT&T Inc. 2.350% Global Notes due September 5, 2029	T 29D	New York Stock Exchange
AT&T Inc. 4.375% Global Notes due September 14, 2029	T 29B	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due December 17, 2029	T 29A	New York Stock Exchange
AT&T Inc. 0.800% Global Notes due March 4, 2030	T 30B	New York Stock Exchange
AT&T Inc. 3.150% Global Notes due June 1, 2030	T 30C	New York Stock Exchange
AT&T Inc. 3.950% Global Notes due April 30, 2031	T 31F	New York Stock Exchange
AT&T Inc. 2.050% Global Notes due May 19, 2032	T 32A	New York Stock Exchange
AT&T Inc. 3.550% Global Notes due December 17, 2032	T 32	New York Stock Exchange
AT&T Inc. 3.600% Global Notes due June 1, 2033	T 33A	New York Stock Exchange
AT&T Inc. 5.200% Global Notes due November 18, 2033	T 33	New York Stock Exchange
AT&T Inc. 3.375% Global Notes due March 15, 2034	T 34	New York Stock Exchange
AT&T Inc. 4.300% Global Notes due November 18, 2034	T 34C	New York Stock Exchange
AT&T Inc. 2.450% Global Notes due March 15, 2035	T 35	New York Stock Exchange
AT&T Inc. 3.150% Global Notes due September 4, 2036	T 36A	New York Stock Exchange
AT&T Inc. 4.050% Global Notes due June 1, 2037	T 37B	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due May 19, 2038	T 38C	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 14, 2039	T 39B	New York Stock Exchange
AT&T Inc. 7.000% Global Notes due April 30, 2040	T 40	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due June 1, 2043	T 43	New York Stock Exchange
AT&T Inc. 4.875% Global Notes due June 1, 2044	T 44	New York Stock Exchange
AT&T Inc. 4.000% Global Notes due June 1, 2049	T 49A	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due March 1, 2050	T 50	New York Stock Exchange
AT&T Inc. 3.750% Global Notes due September 1, 2050	T 50A	New York Stock Exchange
AT&T Inc. 5.350% Global Notes due November 1, 2066	TBB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders

Annual Meeting of Stockholders

The 2025 Annual Meeting of the stockholders of AT&T Inc. was held virtually on May 15, 2025. Stockholders representing 5,478,193,265 shares, or 76.08%, of the 7,200,741,471 common shares outstanding as of the March 17, 2025, record date, attended the meeting, or were represented by proxy. Final voting results are shown below.

Each matter was determined by a majority of votes cast, except that the advisory approval of executive compensation was a non-binding proposal.

Election of Directors

The following Directors were elected by the affirmative vote of a majority of the votes cast.

	Votes Cast For		Votes Cast Against
Nominee for Director	Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
Scott T. Ford	4,036,839,645	93.79%	267,402,380	6.21%	12,874,328	1,161,059,537
William E. Kennard	4,108,300,726	95.51%	193,172,668	4.49%	15,651,668	1,161,059,537
Stephen J. Luczo	4,276,870,677	99.37%	27,066,465	0.63%	13,183,852	1,161,059,537
Marissa A. Mayer	4,246,045,701	98.66%	57,462,579	1.34%	13,607,424	1,161,059,537
Michael B. McCallister	4,031,859,855	93.68%	271,945,787	6.32%	13,321,909	1,161,059,537
Beth E. Mooney	4,001,514,207	93.02%	300,314,645	6.98%	15,302,325	1,161,059,537
Matthew K. Rose	4,021,860,732	93.44%	282,160,441	6.56%	13,101,073	1,161,059,537
John T. Stankey	3,940,172,156	91.54%	364,358,613	8.46%	12,599,206	1,161,059,492
Cynthia B. Taylor	4,139,659,109	96.16%	165,319,647	3.84%	12,153,781	1,161,059,537
Luis A. Ubiñas	4,131,566,900	96.07%	169,195,789	3.93%	16,359,492	1,161,059,537

Proposals Submitted by Board of Directors

The ratification of the appointment of Independent Auditors received the affirmative vote of a majority of the votes cast and was passed. The advisory approval of executive compensation also received the affirmative vote of a majority of the votes cast in a non-binding vote.

	Votes Cast For		Votes Cast Against
Proposal	Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
Ratification of the appointment of Independent Auditors	5,115,883,640	93.67%	345,797,973	6.33%	16,509,697	0
Advisory approval of executive compensation	3,872,588,704	90.72%	396,253,670	9.28%	48,283,611	1,161,059,537

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: May 19, 2025	By:	/s/ Stacey Maris
Stacey Maris
Senior Vice President, Secretary and Chief Privacy Officer